UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Tel-Save Holdings, Inc. ("Tel-Save") entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 16, 1997, among Tel-Save, a subsidiary of Tel-Save and Shared Technologies Fairchild Inc. ("STF"), pursuant to which, among other matters, STF would merge (the "Merger") with and into the Tel-Save subsidiary and thereby become a wholly owned subsidiary of Tel-Save and the STF Common Stock would be exchanged for shares of Tel-Save Common Stock. The following Unaudited Pro Forma Combined Condensed Financial Statements give effect to the Merger using the "pooling of interests" method of accounting, after giving effect to the pro forma adjustments described in the accompanying notes.

The Unaudited Pro Forma Combined Condensed Balance Sheet gives effect to the Merger as if it had occurred on June 30, 1997, combining the balance sheets of Tel-Save with that of STF. The Unaudited Pro Forma Combined Condensed Statements of Operations give effect to the Merger as if it occurred at the beginning of the earliest period presented, combining the results of Tel-Save and STF for each year in the three-year period ended December 31, 1996 and the six months ended June 30, 1997.

As a result of the Merger, the merged companies will incur certain acquisition and transition related costs in connection with consummating the transaction and integrating the operations of Tel-Save and STF. The acquisition and transition related costs consist principally of professional and registration fees, employment contract termination costs and other costs associated with the integration of the two businesses resulting from the Merger. While the exact timing, nature and amount of these acquisition and transition related costs are subject to change, Tel-Save anticipates that a one-time pretax charge of approximately $16.0 million for incremental acquisition-related costs will be recorded in the quarter in which the Merger is consummated. The estimate is comprised of the following amounts:


                                                               Total
                                                           (in thousands)
                                                           --------------
             Professional fees                               $  7,000
             Employment contract termination costs              7,000
             Registration and other regulatory costs            1,000
             Other                                              1,000
                                                            -----------
                                                             $ 16,000
                                                            ===========

The incremental acquisition-related costs have been reflected as an increase in accounts payable and accrued expenses - trade and other in the Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1997. These costs have not been reflected in the Unaudited Pro Forma Combined Condensed Statement of Operations for any period presented.

These Unaudited Pro Forma Combined Condensed Financial Statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Tel-Save and STF, which were previously filed with the Securities and Exchange Commission.

In addition, the Unaudited Pro Forma Combined Condensed Financial Statements give effect to the following transactions for the periods indicated:

o The acquisition of American Business Alliance ("ABA") by Tel-Save after giving effect to the pro forma adjustments described in the Unaudited Pro Forma Combined Condensed Financial Statements for Tel-Save and ABA and the acquisition of Fairchild Industries, Inc. ("FII") by STF after giving effect to the pro forma adjustments described in the Unaudited Pro Forma Combined Financial Statements for STF and FII. The acquisitions of ABA and FII were consummated on December 13, 1996 and March 13, 1996, respectively, and were accounted for as purchases. Accordingly, Tel-Save's historical financial statements reflect the results of operations of ABA solely for the periods on or after December 14, 1996 and STF's historical financial statements reflect the results of operations of FII on or after March 14, 1996. The Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996 reflects these acquisitions as if they had occurred at the beginning of that year.

o The redemption of STF Series J Redeemable Special Preferred Stock (the "Series J Preferred Stock") for $21.5 million as stipulated in the Merger Agreement pursuant to the certificate-designated liquidation preference of $21.5 million. The Unaudited Pro Forma Combined Condensed Balance Sheet gives effect to the redemption as if it had occurred on June 30, 1997 . The Unaudited Pro Forma Combined Condensed Statements of Operations give effect to the decrease in interest income and elimination of dividends associated with such redemption as if it had occurred on the date such stock was issued, March 13, 1996.

o The conversion of STF Series I 6% Cumulative Convertible Preferred Stock (the "Series I Preferred Stock") into Tel-Save Common Stock based on the current liquidation value of $26.302 million, the certificate-designated conversion price of $6.375 and the Exchange Ratio (as defined in the Merger Agreement).

o The acquisition of the outstanding STF Senior Subordinated Notes (the "STF Notes") by Tel-Save subsequent to the signing of the Merger Agreement. In connection with the acquisition of FII, Shared Technologies issued $163.637 million in STF Notes. The STF Notes bear an annual interest rate of 12.25% with the principal fully due on March 1, 2006. Interest does not begin accruing until March 1, 1999 and the discount on the STF Notes is being amortized using the effective interest method over the three year period ending March 1, 1999. To date, Tel-Save has acquired approximately 90% of the outstanding STF Notes at a premium of 1% over the face value and it is assumed, for purposes of these Unaudited Pro Forma Combined Condensed Financial Statements, that Tel-Save will acquire those that remain outstanding prior to the consummation of the Merger.

The Unaudited Pro Forma Combined Condensed Balance Sheet reflects (i) the elimination of such STF Notes and the write-off of the associated unamortized deferred financing costs and discount for STF and the elimination of the related investment, (ii) the charge related to the excess of acquisition cost over the carrying amount of the STF Notes ("premium") and (iii) the net proceeds from the issuance by Tel-Save, in a private placement not registered under the Securities Act of 1933, of approximately $250 million (which does not assume the exercise of any underwriters' overallotment option) in convertible subordinated notes ("TS Notes") at an assumed interest rate of 4.5% (which securities would not be able to be offered or resold absent registration under the Securities Act of 1933 or an applicable exception from such registration), to finance the acquisition of the STF Notes and the repayment of approximately $78 million in outstanding STF credit facility term loans ("Credit Facility Term Loans") (prior to the issuance of the TS Notes, the acquisition of the STF Notes was financed by short term margin and bridge loans). The non-recurring write-off of the unamortized deferred financing costs of $6.812 million and the premium of $30.998 million, net of the related $12.855 million tax benefit, that will be charged to expense upon consummation of the Merger have not been reflected in the Unaudited Pro Forma Combined Condensed Statement of Operations. The Unaudited Pro Forma Combined Condensed Statement of Operations reflects (i) the differential between the interest on the Credit Facility Term Loans and the amortization of the STF Note discount and the interest on the TS Notes that will ultimately be used to finance the acquisition of the STF Notes and the repayment of the Credit Facility Term Loans and (ii) the differential between the amortization of STF's deferred financing costs and the deferred debt issue costs for the TS Notes.

A separate Unaudited Pro Forma Combined Condensed Financial Statement of Operations for Tel-Save and STF for the year ended December 31, 1996 is also presented to reflect solely the Merger since it would constitute the historical financial statement of operations after restatement for the pooling of interests.

The Unaudited Pro Forma Combined Condensed Financial Statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the Merger, the acquisitions of ABA and FII, the acquisition of the STF Notes and the repayment of a portion of STF's Credit Facility Term Loans been consummated at the dates indicated, nor is it necessarily indicative of future operating results or the financial position of the merged companies.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                  JUNE 30, 1997
                                 (IN THOUSANDS)

                                                              Historical        Historical         Pro Forma             Pro Forma
                                                               Tel-Save            STF            Adjustments             Combined
                                                        --------------  ----------------  ------------------    ------------------
ASSETS
Current assets:
  Cash, cash equivalents and investments                   $     43,146     $       1,783   $               -       $        44,929


  Accounts receivable, net                                       39,788            33,356                   -                73,144
  Advances to partitions and note receivables                    27,639                 -                   -                27,639
  Inventories                                                         -             4,063                   -                 4,063
  Prepaid AOL marketing costs-current                            60,086                 -                   -                60,086
  Prepaid expenses and other current assets                       9,849             2,660                   -                12,509

                                                          --------------  ----------------  ------------------    ------------------
            Total current assets                                180,508            41,862                   -               222,370
Property and equipment, net                                      45,194            68,830                   -               114,024
  Investments in affiliates                                           -               651                   -                   651
  Intangibles, net                                               23,479           258,779                   -               282,258

  Prepaid AOL marketing costs                                    35,212                 -                   -                35,212
  Other assets                                                    5,880               326                   -                 6,206
                                                          --------------  ----------------  ------------------    ------------------
            Total Assets                                   $    290,273      $    370,448    $              -       $       660,721
                                                          ==============  ================  ==================    ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses:
       Trade and other                                     $     29,005    $       33,498    $           (843)(2d)  $        61,660
       Partitions                                                 5,081                 -                   -                 5,081
       Sales and excise taxes payable                             1,808                 -                   -                 1,808
       Other                                                      1,220                 -                   -                 1,220
  Current portion of long-term debt and capital
     lease obligations                                                -            15,374                   -                15,374
                                                          --------------  ----------------  ------------------    ------------------
            Total current liabilities                            37,114            48,872                (843)               85,143
  Long-term debt and capital lease obligations, less
     current portion                                                  -           239,988                   -               239,988





Redeemable put warrant                                                -               816                   -                   816
Convertible preferred stock                                           -            25,000             (25,000) (2d)               -
Special preferred stock                                               -            14,757                   -                14,757
                                                          --------------  ----------------  ------------------    ------------------
            Total liabilities                                    37,114           329,433            (25,843)               340,704
                                                          --------------  ----------------  ------------------    ------------------

STOCKHOLDERS' EQUITY:
  Preferred stock                                                     -                 8                 (4) (2b)(2c)            4
  Common stock                                                      647                63                  36 (2a)              776
                                                                                                           26 (2d)
                                                                                                            4 (2b)
  Additional paid-in capital                                    233,465            76,379                (36) (2a)          335,625
                                                                                                       25,817 (2d)
  Retained earnings (deficit)                                    23,607          (35,435)                   -               (11,828)


  Treasury stock                                                (4,560)                 -                   -                (4,560)
                                                          --------------  ----------------  ------------------    ------------------
            Total stockholders' equity                          253,159            41,015              25,843               320,017
                                                          --------------  ----------------  ------------------    ------------------
            Total liabilities and stockholders' equity     $    290,273      $    370,448    $              -       $       660,721
                                                          ==============  ================  ==================    ==================

                                                                       Pro Forma                Pro Forma
                                                                      Adjustments               Combined
                                                                 ------------------       -------------------
ASSETS
Current assets:
  Cash, cash equivalents and investments                        $       (21,500)  (2e)  $          23,429
                                                                        165,273   (2g)
                                                                       (165,273)  (2g)
  Accounts receivable, net                                                    -                    73,144
  Advances to partitions and note receivables                                 -                    27,639
  Inventories                                                                 -                     4,063
  Prepaid AOL marketing costs-current                                         -                    60,086
  Prepaid expenses and other current assets                               2,380   (2f)             27,744
                                                                         12,855   (2g)
                                                              ------------------       -------------------
            Total current assets                                         (6,265)                  216,105
  Property and equipment, net                                                 -                   114,024
  Investments in affiliates                                                   -                       651
  Intangibles, net                                                       (6,812)  (2g)            282,446
                                                                          7,000   (2g)
  Prepaid AOL marketing costs                                                 -                    35,212
  Other assets                                                                -                     6,206
                                                              ------------------       -------------------
            Total Assets                                       $        (6,077)          $        654,644
                                                              ==================       ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued expenses:
       Trade and other                                         $         16,000   (2f)   $         77,660
       Partitions                                                             -                     5,081
       Sales and excise taxes payable                                         -                     1,808
       Other                                                                  -                     1,220

  Current portion of long-term debt and capital
     lease obligations                                                        -                    15,374
                                                              ------------------       -------------------
            Total current liabilities                                    16,000                   101,143
  Long-term debt and capital lease obligations, less
     current portion                                                   (134,275)  (2g)            277,986
                                                                        165,273   (2g)
                                                                       (165,273)  (2g)
                                                                        (77,727)  (2g)
                                                                        250,000   (2g)

Redeemable put warrant                                                        -                       816
Convertible preferred stock                                                   -                         -
Special preferred stock                                                 (14,757)  (2e)                  -
                                                              ------------------       -------------------
            Total liabilities                                            39,241                   379,945
                                                              ------------------       -------------------

STOCKHOLDERS' EQUITY:
  Preferred stock                                                             -                         4
  Common stock                                                                -                       776


  Additional paid-in capital                                                  -                   335,625

  Retained earnings (deficit)                                            (6,743)  (2e)           (57,146)
                                                                        (13,620)  (2f)
                                                                        (24,955)  (2g)
  Treasury stock                                                              -                   (4,560)
                                                              ------------------       -------------------
            Total stockholders' equity                                  (45,318)                  274,699
                                                              ------------------       -------------------
            Total liabilities and stockholders' equity         $         (6,077)         $        654,644
                                                              ==================       ===================

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   Historical            Historical             Pro Forma
                                                                    Tel-Save                STF                 Combined
                                                                -----------------     -----------------     ------------------
Sales                                                               $   146,192         $      95,618         $      241,810
Cost of sales                                                           146,081                46,630                192,711
                                                                -----------------     -----------------     ------------------
Gross profit                                                                111                48,988                 49,099
Selling, general and administrative                                       7,953                34,334                 42,287
Operating income (loss)                                         -----------------     -----------------     ------------------
                                                                         (7,842)               14,654                  6,812
Other income (expenses):
      Equity in loss of affiliate                                             -                  (186)                  (186)
      Net interest expense                                                    -               (14,480)               (14,480)
      Investment and other income, net                                    7,128                     -                  7,128
                                                                -----------------     -----------------     ------------------
Income (loss) before provision (benefit) for income taxes                  (714)                  (12)                  (726)
Provision (benefit) for income taxes                                       (279)                  208                    (71)
                                                                -----------------     -----------------     ------------------
Net income (loss)                                                   $      (435)          $      (220)         $        (655)
                                                                =================     =================     ==================
Preferred stock dividends                                                     -                 2,299                  2,299
                                                                -----------------     -----------------     ------------------
Net income (loss) applicable to common stock                        $      (435)          $    (2,519)         $      (2,954)
                                                                =================     =================     ==================
Net income (loss) per share - primary (1), (3)                      $     (0.01)          $     (0.16)         $       (0.04)
                                                                =================     =================     ==================
Weighted average common and common equivalent
      shares outstanding - primary (1), (3)                              66,367                15,788                 76,285
                                                                =================     =================     ==================
Net income (loss) per share - fully diluted (1), (3)                $     (0.01)          $     (0.16)         $       (0.04)
                                                                =================     =================     ==================
Weighted average common and common equivalent shares
      outstanding - fully diluted (1), (3)                               66,479                15,788                 76,397
                                                                =================     =================     ==================

                                                                                        Acquisition of
                                                                  Merger                STF Notes and
                                                                 Related                Issuance of TS
                                                                Pro Forma               Notes Pro Forma               Pro Forma
                                                               Adjustments                Adjustments                  Combined
                                                             ------------------       --------------------        -----------------
Sales                                                        $              -                          -             $    241,810
Cost of sales                                                               -                          -                        -
                                                             ------------------       --------------------        -----------------
Gross profit                                                                -                          -                   49,099
Selling, general and administrative                                         -                          -                   42,287
                                                             ------------------       --------------------        -----------------
Operating income (loss)                                                     -                          -                    6,812
Other income (expenses):
      Equity in loss of affiliate                                           -                          -                     (186)
      Net interest expense                                               (538) (2i)                5,310  (2h)             (9,708)
      Investment and  other income, net                                     -                          -                    7,128
                                                             ------------------       --------------------        -----------------
Income (loss) before provision (benefit) for income taxes                (538)                     5,310                    4,046
Provision (benefit) for income taxes                                     (183) (2k)                1,805  (2k)              1,551
                                                             ------------------       --------------------        -----------------
Net income (loss)                                             $          (355)           $         3,504          $         2,495
                                                             ==================       ====================        =================
Preferred stock dividends                                              (2,299) (2j)                    -                        -
                                                             ------------------       --------------------        -----------------
Net income (loss) applicable to common stock                  $         1,944            $                        $         2,495
                                                             ==================       ====================        =================
Net income (loss) per share - primary (1), (3)                                                                    $          0.03
                                                                                                                  =================
Weighted average common and common equivalent
      shares outstanding - primary (1), (3)                                                                                76,285
                                                                                                                  =================
Net income (loss) per share - fully diluted (1), (3)                                                              $          0.03
                                                                                                                  =================
Weighted average common and common equivalent shares
      outstanding - fully diluted (1), (3)                                                                                 76,397
                                                                                                                  =================

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                               Merger
                                                                                                              Related
                                                                       Pro Forma        Pro Forma            Pro Forma
                                                                    Tel-Save & ABA      STF & FII           Adjustments
                                                                    ---------------  -----------------  -------------------------
Sales                                                               $       233,067   $       184,524    $               -

Cost of sales                                                               207,779            94,287                    -
                                                                    ---------------  -----------------  -------------------------

Gross profit                                                                 25,288            90,237                    -

Selling, general and administrative                                          13,294            66,868                    -
                                                                    ---------------  -----------------  -------------------------
Operating income                                                             11,994            23,369                    -

Other income (expenses):
      Equity in loss of affiliate                                                 -            (3,927)                   -
      Interest expense                                                            -           (28,108)                (851)  (2i)
      Investment and other income, net                                       10,121                 -                    -
                                                                    ---------------  -----------------  -------------------------
Income (loss) before provision for income taxes and
      extraordinary item                                                     22,115            (8,666)                (851)
Provision for income taxes                                                    8,337               773                 (289)  (2k)
                                                                    ---------------  -----------------  -------------------------
Income (loss) before extraordinary item                                      13,778            (9,439)                (562)
Preferred stock dividends                                                         -             3,241               (3,241)  (2j)
                                                                    ---------------  -----------------  -------------------------
Income (loss) before extraordinary
      item applicable to common stockholders                        $        13,778   $       (12,680)    $          2,679
                                                                    ===============  =================  =========================


Income (loss) before extraordinary item per share-primary   (1),(3) $          0.24   $         (0.85)
                                                                    ===============  =================
Weighted average common and common equivalent
      shares outstanding - primary                          (1),(3)          57,002            14,967
                                                                    ===============  =================
Income (loss)  before  extraordinary  item per  share-fully
      diluted                                               (1),(3) $          0.24   $         (0.85)
                                                                    ===============  =================
Weighted average common and common equivalent
      shares outstanding - fully diluted                    (1),(3)          58,027            14,967
                                                                    ===============  =================

                                                                          Acquisition of
                                                                      STF Notes and Issuance        Pro Forma
                                                                      of TS Notes Pro Forma         Tel-Save &
                                                                           Adjustments                 STF
                                                                   ---------------------------- ------------------
Sales                                                                $                -          $        417,591

Cost of sales                                                                         -                   302,066
                                                                   ---------------------------- ------------------

Gross profit                                                                           -                  115,525

Selling, general and administrative                                                    -                   80,162
                                                                   ---------------------------- ------------------

Operating income                                                                       -                   35,363
Other income (expenses):
      Equity in loss of affiliate                                                      -                   (3,927)
      Interest expense                                                             7,726 (2h)             (21,233)
      Investment and other income, net                                                 -                   10,121
                                                                   ---------------------------- ------------------
Income (loss) before provision for income taxes and
      extraordinary item                                                           7,726                   20,324
Provision for income taxes                                                         2,627 (2k)              11,447
                                                                   ---------------------------- ------------------
Income (loss) before extraordinary item                                            5,099                    8,876
Preferred stock dividends                                                              -                        -
                                                                   ---------------------------- ------------------
Income (loss) before extraordinary
      item applicable to common stockholders                          $            5,099         $          8,876
                                                                   ============================ ==================


Income (loss) before extraordinary item per share-primary   (1),(3)                              $           0.13
                                                                                                ==================
Weighted average common and common equivalent
      shares outstanding - primary                          (1),(3)                                        66,404
                                                                                                ==================
Income (loss)  before  extraordinary  item per  share-fully
      diluted                                               (1),(3)                              $           0.13
                                                                                                ==================
Weighted average common and common equivalent
      shares outstanding - fully diluted                    (1),(3)                                        67,429
                                                                                                ==================

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS


(1)   EXCHANGE RATIO

               Under the Merger Agreement, each outstanding share of STF Common Stock will be converted into 0.6282 shares of Tel-Save Common Stock, based on the Exchange Ratio (as defined in the Merger Agreement). This Exchange Ratio was used in computing share and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.


(2)   PRO FORMA ADJUSTMENTS

      BALANCE SHEET ADJUSTMENTS:

     (a) To reflect the issuance of shares based on the 0.6282 Exchange Ratio, calculated as follows:


              15,715 shares of Common stock x Exchange Ratio
                                                                                                   9,872

              9,872 shares @ $0.01 par value                                                   $      99

              Adjustment to reflect conversion of acquired STF Common Stock less
              issuance of Tel-Save Common Stock                                                $      36

     (b) To reflect the conversion of shares of the STF Series C Preferred Stock on a two-for-one basis into STF Common Stock (which was converted on July 25, 1997, August 1, 1997 and August 7, 1997).

     (c) To reflect the conversion of STF Series D Preferred Stock on a one-for-one basis into Tel-Save Series A Preferred Stock.

     (d)  To reflect  the   conversion of  STF  Series I  Preferred  Stock  into
          Tel-Save Common Stock,  calculated using the Exchange Ratio:

              Liquidation preference ($25,000+ 4% accretion of $1,302)/
              $6.375                                                                               4,126

              4,126 shares x Exchange Ratio                                                        2,592

              2,592 shares @ $0.01 par value                                                   $      26

              Additional paid-in capital ($25,843 less $26 par value)                          $  25,817

      (e) To reflect the redemption at liquidation preference value of STF Series J Preferred Stock for $21.5 million.

      (f) To reflect certain acquisition-related costs and expenses, net of $2,380 in income taxes, as described in the introduction to the "Unaudited Pro Forma Combined Condensed Financial Statements."

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS


      (g) To reflect Tel-Save's acquisition of the STF Notes, the repayment of a portion of STF's Credit Facility Term Loans by Tel-Save from the issuance of the TS Notes, the write-off of deferred debt issue costs and premium over the carrying value and the tax benefit related to such write-offs.

              Issuance of TS Notes                                       $    250,000
              Debt issue costs                                                 (7,000)
                                                                        --------------
              Net proceeds                                               $    243,000
                                                                        ==============

              Application of net proceeds
              Repayment of debt used to acquire STF Notes                $    165,273
              Repayment of portion of STF Credit Facility Term Loans           77,727
                                                                        --------------
              Total                                                      $    243,000
                                                                        ==============

              Tel-Save cost of acquisition of STF Notes                  $    165,273
              Carrying value of STF Notes on STF's books                      134,275
                                                                        --------------
              Premium paid over carrying value                                 30,998
              Write-off of deferred financing costs                             6,812
                                                                        --------------
              Total non-recurring charges                                      37,810
              Less: Tax benefit related to non-recurring charges               12,855
                                                                        --------------
              Net change                                                 $     24,955
                                                                        ==============

      OPERATING RESULTS ADJUSTMENTS:

     (h) To reflect the differential between (i) the interest expense and the amortization of the STF Notes discount and deferred STF financing costs recorded as interest expense in connection with the STF Notes and Credit Facility Term Loans and (ii) the interest expense and the amortization of deferred debt issue costs on the TS Notes.

                                                                                                            Six months
                                                                                        Year Ended             ended
                                                                                         12/31/96             6/30/97
                                                                                      ---------------   ------------------
              Interest, amortization of discount and deferred financing costs
              recorded by STF on STF Notes and Credit Facility Term Loans             $       17,740    $          11,635
              Interest and amortization of debt issue costs on TS Notes                       10,014                6,325
                                                                                      ---------------   ------------------
                                                                                      $        7,726    $           5,310
                                                                                      ===============   ==================

      (i) To reflect reduction in interest income at 5% on the cash used for the redemption of the STF Series J Preferred Stock.

      (j) To  reflect the elimination of STF Series J Preferred Stock dividends.

      (k) To reflect the tax effect on the decrease in net interest expense.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS


(3) The Unaudited Pro Forma Combined Condensed Financial Statements contemplate that the Closing Date Market Price (as defined in the Merger Agreement) will be equal to $17.9083 per share. To the extent the Closing Date Market Price varies from $17.9083 per share, the weighted average common and common equivalent shares outstanding, and thus net income and income before extraordinary item per share, will vary as well. The following table represents net income and income before extraordinary item per share applicable to common stockholders if the Closing Date Market Price was $10.00, $17.9083 and $20.00 per share.

                                                                             Closing Date Market Price
                                                              --------------------------------------------------
                                                              $     10.0000    $      17.9083    $      20.0000
                                                              --------------   ---------------   ---------------
                                                                  (in thousands, except per share amounts)

Exchange Ratio                                                       1.1250            0.6282            0.5625
                                                              ==============   ===============   ===============

Six months ended June 30, 1997:
    Net income applicable to common stock                     $       2,495    $        2,495    $        2,495
                                                              ==============   ===============   ===============

    Net income per share - primary                            $        0.03    $         0.03    $         0.03
                                                              ==============   ===============   ===============
    Weighted average common and common
         equivalent shares outstanding - primary                     84,129            76,285            75,248
                                                              ==============   ===============   ===============
    Net income per share - fully diluted                      $        0.03    $         0.03    $         0.03
                                                              ==============   ===============   ===============
    Weighted average common and common
         equivalent shares outstanding - fully diluted               84,241            76,397            75,360
                                                              ==============   ===============   ===============

Year ended December 31, 1996:
    Income before extraordinary item applicable
    to common stock                                           $       8,876    $        8,876    $        8,876
                                                              ==============   ===============   ===============
    Income before extraordinary item
       per share - primary                                    $        0.12    $         0.13    $         0.14
                                                              ==============   ===============   ===============
    Weighted average common and common
        equivalent shares outstanding - primary                      73,840            66,404            65,421
                                                              ==============   ===============   ===============
    Income before extraordinary item
       per share - fully diluted                              $        0.12    $         0.13    $         0.13
                                                              ==============   ===============   ===============
    Weighted average common and common
        equivalent shares outstanding - fully diluted                74,865            67,429            66,446
                                                              ==============   ===============   ===============

                                 TEL-SAVE & ABA
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         For the Period of
                                                                           January 1, 1996-       Pro Forma
                                                         Historical       December 13, 1996      Adjustments          Pro Forma
                                                          Tel-Save             ABA                   ABA            Tel-Save & ABA
                                                      ----------------   -----------------    ------------------  ------------------
Sales                                                   $ 232,424           $  7,172             $ (6,529)(1)          $ 233,067

Cost of sales                                             200,597             15,845               (5,301)(2)            207,779
                                                                                                   (3,362)(3)
                                                      ------------------------------------------------------------------------------
Gross profit (loss)                                        31,827             (8,673)               2,134                 25,288

Selling, general and administrative                        10,039              2,796                  459 (4)             13,294
                                                      ------------------------------------------------------------------------------
Operating income (loss)                                    21,788            (11,469)               1,675                 11,994
Investment and other income, net                           10,585                  9                 (473)(5)             10,121
                                                      ------------------------------------------------------------------------------
Income (loss) before provision for income taxes and        32,373            (11,460)               1,202                 22,115
Provision for income taxes                                 12,205                  -               (3,868)(6)              8,337
                                                      ------------------------------------------------------------------------------
Net income                                              $  20,168           $(11,460)            $  5,070              $  13,778
                                                      ==============================================================================

Net income extraordinary per share-primary              $    0.35                                                      $    0.24
                                                      ==============                                                 ===============
Weighted average common and common equivalent
      shares outstanding - primary                         57,002                                                         57,002
                                                      ==============                                                 ===============
Net income  per share-fully diluted                     $    0.35                                                      $    0.24
                                                      ==============                                                 ===============
Weighted average common and common equivalent
      shares outstanding - fully diluted                   58,027                                                         58,027
                                                      ==============                                                 ===============



           (1)     To reflect  the  elimination of intercompany revenues.

           (2)     To reflect the elimination of intercompany cost of sales.

           (3) To reflect the capitalization of deferred customer acquisition costs. Prior to acquisition, ABA's policy was to expense all marketing costs as incurred. Tel-Save's policy was to capitalize direct marketing costs and amortize them over a period of six months. Effective April 1, 1997, the Company changed its policy to expense all direct marketing costs as incurred.

           (4) To reflect the amortization of goodwill over 40 years. Effective April 1, 1997, the Company changed the life of the goodwill associated with the acquisition of ABA to 15 years.

           (5) To reflect interest at 5% on the cash portion of the acquisition price.

           (6) To reflect the tax benefit relating to the utilization of ABA's current operating loss and the pro forma adjustments.

                                    STF & FII
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         For the Period of
                                                                         January 1, 1996-        Pro Forma
                                                         Historical       March 13, 1996        Adjustments           Pro Forma
                                                             STF                FII                 FII               STF & FII
                                                       ----------------  ------------------  ------------------   ------------------
Sales                                                   $  157,241           $  27,283         $       -            $  184,524

Cost of sales                                               82,572              11,917              (202)(1)            94,287
                                                       ----------------------------------------------------------------------------
Gross profit                                                74,669              15,366               202                90,237

Selling, general and administrative                         55,329              10,737             1,414 (2)            66,868
                                                                                                    (612)(1)
                                                       -----------------------------------------------------------------------------
Operating income                                            19,340               4,629              (600)               23,369
Other income (expenses):
      Equity in loss of affiliate                           (3,927)                  -                 -                (3,927)
      Interest expense                                     (22,888)             (4,373)             (622)(5)           (28,108)
                                                                                                    (247)(3)
                                                                                                      22 (4)
      Investment and other income, net                           -                   -                 -                     -
                                                       -----------------------------------------------------------------------------
Income (loss) before provision for income taxes and
       extraordinary item                                   (7,475)                256            (1,447)               (8,666)
Provision for income taxes                                     783                   -               (10)(6)               773
                                                       -----------------------------------------------------------------------------
Income (loss) before extraordinary item                     (8,258)                256            (1,437)               (9,439)
Preferred stock dividends                                    2,366                 963               (88)(7)             3,241
                                                       -----------------------------------------------------------------------------
Loss before extraordinary
      item applicable to common stockholders              $(10,624)          $    (707)        $  (1,349)           $  (12,680)
                                                       =============================================================================

Loss before extraordinary item per share-primary          $  (0.77)                                                 $    (0.85)
                                                       ================                                          ===================
Weighted average common and common equivalent
      shares outstanding - primary                          13,787                                1,180                14,967
                                                       ================                      ==============      ===================
Loss before extraordinary item per
      share-fully diluted                                 $  (0.77)                                                 $    (0.85)
                                                       ================                                          ===================
Weighted average common and common equivalent
      shares outstanding - fully diluted                    13,787                                 1,180                14,967
                                                       ================                      ==============      ===================

(1) To reflect the estimated effect of certain cost savings and increases associated with the consolidation of the operations of STF and FII:

                                      Net S, G & A savings            $    612
                                      Network savings                      202
                                                                    ------------
                                                                      $    814
                                                                    ============

(2) To reflect the amortization ($1,581) of the goodwill resulting from the purchase of FII offset by the elimination of goodwill previously recorded on FII"s books ($167).

(3) To reflect the amortization of capitalized financing fees of $9,646 associated with the assumption of $240,000 in new debt. Additional interest expense was recorded based on an amortization period of 10 years for $5,120 of the fees and 7 years for the remaining $4,526. The allocation of fees was based on the actual costs incurred for the respective amounts of zero coupon bonds and bank debt issued.

(4) To reflect the reclassification of the amortization of certain deferred costs resulting from the retiring of STF's existing credit facility.

(5) A pro forma adjustment has been made to reflect the reduction in interest expense relating to the net change in outstanding debt as described in (3) above as if it had occurred on January 1, 1996.

                 $115 million in zero coupon bonds 12 1/4% interest  $   2,935
                 $125 million in bank debt 8.6% interest                 2,240
                 Retirement of 12 1/4% notes                            (3,190)
                 Retirement of FII indebtedness                         (1,275)
                 Retirement of STF indebtedness                            (88)
                                                                   -------------
                                                                    $      622
                                                                   =============

        A 1/2% change in the estimated interest rates for the $125 million in bank debt would result in a change in the interest expense of $156 on an annual basis.

(6)     To reduce state income taxes to an estimated minimum required amount.


(7) To reflect the issuance of new preferred stock and the retirement of FII preferred stock.

                 Preferred stock dividends added:
                 STF cumulative preferred stock dividends      $   (625)
                 STF special preferred stock dividends             (250)
                 Preferred stock dividends eliminated:
                 FII preferred stock dividends                      963
                                                             ------------
                                                               $     88
                                                             ============

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      Historical           Historical             Pro Forma
                                                                       Tel-Save                STF                Combined
                                                                   ----------------    ------------------    ------------------
Sales                                                                $  232,424          $  157,241           $   389,665

Cost of sales                                                           200,597              82,572               283,169
                                                                   ----------------    ------------------    ------------------
Gross profit                                                             31,827              74,669               106,496

Selling, general and administrative                                      10,039              55,329                65,368
                                                                   ----------------    ------------------    ------------------
Operating income                                                         21,788              19,340                41,128
Other income (expenses):
      Equity in loss of affiliate                                             -              (3,927)               (3,927)
      Interest expense                                                        -             (22,888)              (22,888)
      Investment and other income, net                                   10,585                   -                10,585
                                                                   ----------------    ------------------    ------------------

Income (loss) before provision for income taxes and
      extraordinary item                                                 32,373              (7,475)               24,898
Provision for income taxes                                               12,205                 783                12,988
                                                                   ----------------    ------------------    ------------------
Income (loss) before extraordinary item                                  20,168              (8,258)               11,910
Preferred stock dividends                                                     -               2,366                 2,366
                                                                   ----------------    ------------------    ------------------
Income (loss) before extraordinary
      item applicable to common stockholders                         $   20,168          $  (10,624)          $     9,544
                                                                   ================    ==================    ==================

Income (loss) before extraordinary item per share-primary  (1),(2)   $     0.35          $    (0.77)          $      0.15
                                                                   ================    ==================    ==================
Weighted average common and common equivalent
      shares outstanding - primary                         (1),(2)       57,002              13,787                65,663
                                                                   ================    ==================    ==================
Income (loss) before extraordinary item per share-fully
diluted                                                    (1),(2)   $     0.35          $    (0.77)          $      0.14
                                                                   ================    ==================    ==================
Weighted average common and common equivalent
      shares outstanding - fully diluted                   (1),(2)       58,027              13,787                66,688
                                                                   ================    ==================    ==================

(1)     Exchange Ratio

        Under the Merger Agreement, each outstanding share of STF Common Stock will be converted into 0.6282 shares of Tel-Save Common Stock, based on the Exchange Ratio (as defined in the Merger Agreement). This Exchange Ratio was used in computing share and per shares amounts in the accompanying unaudited pro forma combined condensed financial statements.

(2) The Unaudited Pro Forma Combined Condensed Financial Statements contemplate that the Closing Date Market Price (as defined in the Merger Agreement) will be equal to $17.9083 per share. To the extent the Closing Date Market Price varies from $17.9083 per share, the weighted average common and common equivalent shares outstanding, and thus income before extraordinary item per share, will vary as well. The following table represents income before extraordinary item per share applicable to common stockholders if the Closing Date Market Price was $10.00, $17.9083 and $20.00 per share.

                                                                   Closing Date Market Price
                                                  ------------------------------------------------------------
                                                     $10.0000             $ 17.9083           $ 20.0000
                                                  ------------------------------------------------------------
                                                            (in thousands, except per share amounts)

Exchange Ratio                                         1.1250                0.6282              0.5625
                                                 ============================================================


Income before extraordinary item applicable
  to common stock                                  $    9,544          $      9,544           $   9,544
                                                 ================    ==================    ==================
Income before extraordinary item
  per share - primary                              $     0.13          $       0.15           $    0.15
                                                 ================    ==================    ==================
Weighted average common and common
  equivalent shares outstanding - primary              72,512                65,663              64,757
                                                 ================    ==================    ==================
Income before extraordinary item
  per share - fully diluted                        $     0.13          $       0.14           $    0.15
                                                 ================    ==================    ==================
Weighted average common and common
  equivalent shares outstanding - fully diluted        73,537                66,688              65,782
                                                 ================    ==================    ==================

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              Historical          Historical           Pro Forma
                                                               Tel-Save               STF              Combined
                                                            ----------------    ----------------    ----------------
Sales                                                        $   180,102         $    47,086         $   227,188
Cost of sales                                                    156,121              28,872             184,993
                                                            ----------------    ----------------    ----------------
Gross profit                                                      23,981              18,214              42,195
Selling, general and administrative                               6,280               16,188              22,468
                                                            ----------------    ----------------    ----------------
Operating income                                                  17,701               2,026              19,727
Other income (expenses):
       Equity in loss of affiliate                                     -              (1,752)             (1,752)
       Gain on sale of subsidiary stock                                -               1,375               1,375
       Interest expense                                                -                (677)               (677)
       Investment and other income, net                              331                   -                 331
                                                            ----------------    ----------------    ----------------
Income before provision for income taxes                          18,032                 972              19,004
Provision for income taxes                                         7,213                  45               7,258
                                                            ----------------    ----------------    ----------------
Net income                                                   $    10,819         $       927         $    11,746
                                                            ================    ================    ================
Preferred stock dividends                                              -                 398                 398
                                                            ----------------    ----------------    ----------------
Net income applicable to common stockholders                 $    10,819         $       529         $    11,348
                                                            ================    ================    ================
Net income per share - primary                    (1),(2)    $      0.32         $      0.06         $      0.29
                                                            ================    ================    ================
Weighted average common and common equivalent
       shares outstanding - primary               (1),(2)         33,605               8,482              38,933
                                                            ================    ================    ================
Net income per share - fully diluted              (1),(2)    $      0.32         $      0.06         $      0.29
                                                            ================    ================    ================
Weighted average common and common equivalent
       shares outstanding - fully diluted         (1),(2)         33,605               8,482              38,933
                                                            ================    ================    ================

(1)  Exchange Ratio

     Under the Merger Agreement, each outstanding share of STF Common Stock will be converted into 0.6282 shares of Tel-Save Common Stock, based on the Exchange Ratio (as defined in the Merger Agreement). This Exchange Ratio was used in computing share and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.

(2) The Unaudited Pro Forma Combined Condensed Financial Statements contemplate that the Closing Date Market Price (as defined in the Merger Agreement) will be equal to $17.9083 per share. To the extent the Closing Date Market Price varies from $17.9083 per share, the weighted average common and common equivalent shares outstanding, and thus income before extraordinary item per share, will vary as well. The following table represents income before extraordinary item per share applicable to common stockholders if the Closing Date Market Price was $10.00, $17.9083 and $20.00 per share.

                                                                            Closing Date Market Price
                                                          --------------------------------------------------------
                                                              $   10.0000         $   17.9083        $    20.0000
                                                          --------------------------------------------------------
                                                                   (in thousands, except per share amounts)

Exchange Ratio                                                     1.1250              0.6282              0.5625
                                                          ========================================================
Income before extraordinary item applicable
 to common stock                                              $    11,348         $    11,348         $    11,348
                                                          ================    ================    ================
Income before extraordinary  item
 per share - primary                                          $      0.26         $      0.29         $      0.30
                                                          ================    ================    ================
Weighted average common and common
    equivalent shares outstanding - primary                        43,147              38,933              38,376
                                                          ================    ================    ================
Income before extraordinary item
   per share - fully diluted                                  $      0.26         $      0.29         $      0.30
                                                          ================    ================    ================
Weighted average common and common
    equivalent shares outstanding - fully diluted                  43,147              38,933              38,376
                                                          ================    ================    ================

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      Historical         Historical           Pro Forma
                                                                       Tel-Save              STF               Combined
                                                                   ----------------   ----------------    ----------------
Sales                                                                  $    82,835        $    45,367         $   128,202
Cost of sales                                                               70,104             26,172              96,276
                                                                   ----------------   ----------------    ----------------
Gross profit                                                                12,731             19,195              31,926
Selling, general and administrative                                          3,442             16,909              20,351
                                                                   ----------------   ----------------    ----------------
Operating income                                                             9,289              2,286              11,575
Other income (expenses):
       Minority interest in net income of subsidiaries                           -               (128)               (128)
       Interest expense                                                          -               (359)               (359)
       Investment and other income, net                                         66                  -                  66
                                                                   ----------------   ----------------    ----------------
Income before provision for income taxes and extraordinary
       item                                                                  9,355              1,799              11,154
Provision (benefit) for income taxes                                         3,742               (487)              3,255
                                                                   ----------------   ----------------    ----------------
Net income                                                            $      5,613       $      2,286        $      7,899
                                                                   ================   ================    ================
Preferred stock dividends                                                        -                478                 478
                                                                   ----------------   ----------------    ----------------
Net income applicable to common stockholders                          $      5,613       $      1,808        $      7,421
                                                                   ================   ================    ================

Net income per share - primary                            (1),(2)     $       0.18       $       0.27        $       0.21
                                                                   ================   ================    ================
Weighted average common and common equivalent
       shares outstanding - primary                       (1),(2)           30,663              6,792              34,930
                                                                   =================  ================    ================
Net income per share - fully diluted                      (1),(2)     $       0.18       $       0.27        $       0.21
                                                                   ================   ================    ================
Weighted average common and common equivalent
       shares outstanding - fully diluted                 (1),(2)           30,663              6,792              34,930
                                                                   =================  ================    ================

(1)  Exchange Ratio

     Under the Merger Agreement, each outstanding share of STF Common Stock will be converted into 0.6282 shares of Tel-Save Common Stock, based on the Exchange Ratio (as defined in the Merger Agreement). This Exchange Ratio was used in computing share and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.

(2) The Unaudited Pro Forma Combined Condensed Financial Statements contemplate that the Closing Date Market Price (as defined in the Merger Agreement) will be equal to $17.9083 per share. To the extent the Closing Date Market Price varies from $17.9083 per share, the weighted average common and common equivalent shares outstanding, and thus income before extraordinary item per share, will vary as well. The following table represents income before extraordinary item per share applicable to common stockholders if the Closing Date Market Price was $10.00, $17.9083 and $20.00 per share.

                                                                                Closing Date Market Price
                                                                 -------------------------------------------------------
                                                                    $10.0000          $  17.9083          $   20.0000
                                                                 -------------------------------------------------------
                                                                      (in thousands, except per share amounts)

Exchange Ratio                                                        1.1250              0.6282               0.5625
                                                                 =======================================================
 Income before extraordinary item applicable
 to common stock                                                    $  7,421          $    7,421          $     7,421
                                                                 ================   ================    ================
 Income before extraordinary item
    per share - primary                                             $   0.19          $     0.21                 0.22
                                                                 ================   ================    ================
 Weighted average common and common
     equivalent shares outstanding - primary                          38,304              34,930               34,484
                                                                 ================   ================    ================
 Income before extraordinary  item
    per share - fully diluted                                       $   0.19          $     0.21           $     0.22
                                                                 ================   ================    ================
 Weighted average common and common
     equivalent shares outstanding - fully diluted                    38,304              34,930               34,484
                                                                 ================   ================    ================